UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

KINGSTONE COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 7, 2019.

KINGSTONE COMPANIES, INC.

KINGSTONE COMPANIES, INC
15 JOYS LANE
KINGSTON, NY 12401

E81548-P27116

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 14, 2019
Date: August 7, 2019 **Time:** 9:00 AM Eastern Time
Location: 15 Joys Lane
Kingston, New York 12401

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E81549-P27116

Voting Items

1. Election of Directors.

Nominees:

01) Barry B. Goldstein
02) Dale A. Thatcher
03) Jay M. Haft
04) Floyd R. Tupper
05) William L. Yankus
06) Carla A. D'Andre
07) Timothy P. McFadden

The Board of Directors recommends a vote FOR all of the named nominees.

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the selection of Marcum LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

3. Advisory approval of the Company's executive compensation.

The Board of Directors recommends you vote 1 Year on the following proposal:

4. Advisory vote on the frequency of the advisory vote to approve the Company's executive compensation.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES (AND THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES), FOR PROPOSALS 2 AND 3, AND FOR 1 YEAR ON PROPOSAL 4. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION OF DIRECTORS IS ONLY AVAILABLE BY VOTING THE PROXY CARD AND IS NOT AVAILABLE IF YOU VOTE BY TELEPHONE OR BY INTERNET.

E81550-P27116